EXHIBIT 99.1

FINANCIAL STATEMENTS
Amplerissimo Ltd.
(A Development Stage Company)

Report of Independent Registered Public Accounting Firm

To the Board of Directors
Amplerissimo Limited (A Development Stage Company)
Republic of Cyprus

We have audited the accompanying balance sheets of Amplerissimo Limited (A Development Stage Company) (the “Company”) as of December 31, 2012 and 2011 and the related statements of operations, stockholders’ deficit and cash flows for the period from December 8, 2007 (inception) through December 31, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Amplerissimo Limited (A Development Stage Company) as of December 31, 2012 and 2011 and the results of its operations and cash flows for the periods described above in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company suffered a net loss from operations and has a net capital deficiency, which raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ M&K CPAS, PLLC
www.mkacpas.com
Houston, Texas
October 3, 2013

Amplerissimo Ltd.
(A Development Stage Company)
Balance Sheets

	December 31,
	2012	2011

ASSETS
Total current assets	-	-

TOTAL ASSETS	$-	$-

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Accounts payable and accrued expenses	$1,403	$917
Total current liabilities	1,403	917

TOTAL LIABILITIES	1,403	917

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, € 1 par value; 5,000 shares issued and outstanding at December 31, 2011 and 2012	$7,317	$7,317
Additional paid in capital	(2,878)	(3,795)
Unrealized foreign currency gains (losses)	(1,254)	(306)
Deficit accumulated during the development stage	(4,588)	(4,133)

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(1,403)	(917)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$-	$-

The accompanying notes are an integral part of these financial statements.

Amplerissimo Ltd.
(A Development Stage Company)
Statements of Operations

	Year Ended December 31,		Inception (December 8, 2007) to December 31,
	2012	2011	2012

OPERATING EXPENSES
General and administrative expenses	$455	$612	$4,588
Total operating expenses	455	612	4,588

Net income (loss) from operations	(455)	(612)	(4,588)

Net loss	(455)	(612)	(4,588)

OTHER COMPREHENSIVE INCOME (LOSS)
Unrealized foreign currency gains (losses)	(948)	(305)	(306)
Net comprehensive income (loss)	$(1,403)	$(917)	$(4,894)

Net income (loss) per share - basic and diluted	$(0.09)	$(0.12)
Weighted average number of shares outstanding	5,000	5,000

The accompanying notes are an integral part of these financial statements.

Amplerissimo Ltd.
(A Development Stage Company)
Statement of Stockholders’ Deficit

	Common Stock		Additional Paid In	Other Comprehensive	Deficit Accumulated During the Development	Total
	Shares	Par Value	Capital	Income	Stage	Equity

Inception, December 8, 2007	-	$-	$-	$-	$-	$-

Issue founder's shares	5,000	7,317	(7,317)			-
Foreign currency translation effect				(15)		(15)
Net loss, December 8 to December 31, 2007					(980)	(980)
Balance, December 31, 2007	5,000	7,317	(7,317)	(15)	(980)	(995)

Expenses paid by shareholders			995			995
Foreign currency translation effect				41		41
Net income					(994)	(994)
Balance, December 31, 2008	5,000	7,317	(6,322)	26	(1,974)	(953)

Expenses paid by shareholders			953			953
Foreign currency translation effect				(27)		(27)
Net loss					(945)	(945)
Balance, December 31, 2009	5,000	7,317	(5,369)	(1)	(2,919)	(972)

Amplerissimo Ltd.
(A Development Stage Company)
Statement of Stockholders’ Deficit
(Continued)

	Common Stock		Additional Paid In	Other Comprehensive	Deficit Accumulated During the Development	Total
	Shares	Par Value	Capital	Income	Stage	Equity

Expenses paid by shareholders			972			972
Net income					(602)	(602)
Balance, December 31, 2010	5,000	7,317	(4,397)	(1)	(3,521)	(602)

Expenses paid by shareholders			602			602
Foreign currency translation effect				(305)		(305)
Net loss					(612)	(612)
Balance, December 31, 2011	5,000	7,317	(3,795)	(306)	(4,133)	(917)

Expenses paid by shareholders			917			917
Foreign currency translation effect				(948)		(948)
Net loss					(455)	(455)
Balance, December 31, 2012	5,000	$7,317	$(2,878)	$(1,254)	$(4,588)	$(1,403)

The accompanying notes are an integral part of these financial statements.

Amplerissimo Ltd.
(A Development Stage Company)
Statements of Cash Flows

	Year Ended December 31,		Inception (December 8, 2007) to December 31,
	2012	2011	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net income / (loss)	$(455)	$(612)	$(4,588)
Adjustments to reconcile net loss to net cash used in operating activities:
Change in operating assets and liabilities:
Accounts payable and accrued expenses	486	315	1,403
Net cash provided by / (used in) operations	31	(297)	(3,185)

CASH FLOWS FROM FINANCING ACTIVITIES
Expenses paid by shareholders	917	602	4,439
Net cash provided by/(used in) financing activities	917	602	4,439

Effect of foreign currency translation	(948)	(305)	(1,254)

Net change in cash and equivalents	-	-	-
Cash and equivalents, beginning of period	-	-	-
Cash and equivalents, end of period	$-	$-	$-

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for interest	$-	$-	$-
Cash paid for income taxes	-	-	-

SUPPLEMENTAL DISCLOSURES OF NON-CASH FINANCING ACTIVITIES
Non-cash founder's shares	-	-	7,317

The accompanying notes are an integral part of these financial statements.

Amplerissimo Ltd.
(A Development Stage Company)
Notes to the Financial Statements
Years Ended December 31, 2012 and 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Amplerissimo Ltd. (the “Company”) was incorporated in Cyprus on December 8, 2007 as a private limited liability company under the Cyrus Companies Law, Cap. 113. Its registered office is at Krinon, 16, Limassol, 3110, Cyprus.

BASIS OF PRESENATATION

The Company follows accounting principles generally accepted in the United States of America. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the periods presented have been reflected herein.

REVENUE RECOGNITION

We consider revenue recognizable when persuasive evidence of an arrangement exists, the price is fixed or determinable, goods or services have been delivered, and collectability is reasonably assured. These criteria are assumed to have been met if a customer orders an item, the goods or services have been shipped or delivered to the customer, and we have sufficient evidence of collectability, such a payment history with the customer. Revenue that is billed and received in advance such as recurring weekly or monthly services are initially deferred and recognized as revenue over the period the services are provided.

Our records with our two customers to date have not been sufficient to satisfy all of the four requirements. The company is working with our customer to obtain the necessary documents to satisfy the first three criteria for all transactions as well as the collection criteria for transactions we have not yet collected cash on. Furthermore, the company is establishing protocols whereby future transactions will include all documents necessary to recognize revenue at the time we complete our obligations for our customers.

Amplerissimo plans to provide its customers with various types of services under a Master Service Agreement, meaning the Agreement with the Customer lists a menu of services we provide and the customer picks the service it wants. These services will include: data mining, statistical data analysis, research and analysis, negotiating services, credit risk analysis, credit management, conducting case studies, introduction services, e-commerce consulting, marketing management consulting, expansion strategies consulting, information systems consulting, and business management software consulting. The customer will then submit a purchase order for a particular service on the menu. We will agree with the customer on pricing and payment terms and we commence to provide the service to our customer. The price of the service will vary with the type of service requested, the length of time for which the service is requested or will be required and the degree of difficulty in providing the services. Some of the services will be provided directly by our President and some will be provided by third-parties which our President locates and sub contracts to provide the services.

Amplerissimo does not deal directly with the end user or the ultimate recipient of the service provided. We rely on our customers to find clients that need the services we provide. When our customers find clients that need our services they will outsource the services to us to perform. We provide these services in three different capacities: we will either administer the service on our own; we will subcontract different aspects of the service and complete the remainder of the service ourselves; or we will outsource the entire project to a vendor. When we perform a service to the client of our customer, our customer will verify that the service has been provided in full and we in turn will bill our customer. Our payment is not dependent on whether or not our customer can collect from his client. When we bill our customer they are required to pay us under the terms outlined in our master services agreement. In the event we outsourced the work to one of our vendors, after we confirm with our customer that the service has been received we are required to pay our vendors regardless of whether or not our customer will pay us.

USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. As of December 31, 2012 and 2011, there were no cash equivalents.

FINANCIAL INSTRUMENTS

Pursuant to ASC 820, Fair Value Measurements and Disclosures and ASC 825, Financial Instruments, an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 and 825 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 and 825 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1 - applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2 - applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3 - applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist principally of cash, and amounts due to related parties. Pursuant to ASC 820 and 825, the fair value of our cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. We believe that the recorded values of all of our other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

The following table presents assets and liabilities that are measured and recognized at fair value as of December 31, 2012 and 2011 on a recurring and non-recurring basis:

Description	Year Ended December 31,	Level 1	Level 2	Level 3
	2012	$-	$-	$-
	2011	-	-	-

INCOME TAXES

The Company is liable for income taxes in the Republic of Cyprus. The standard income tax rate In Cyprus is 10% and tax losses are carried forward indefinitely subject to certain rules regarding change of ownership of a company. Therefore, we have calculated potential benefits of income tax losses, subject to the restrictions below.

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted ASC 740 “Accounting for Income Taxes” as of its inception. Pursuant to ASC 740, the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefits of net operating losses have not been recognized in this financial statement because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

BASIC AND DILUTED NET LOSS PER COMMON SHARE

Basic and diluted net loss per share calculations are calculated on the basis of the weighted average number of common shares outstanding during the year. The per share amounts include the dilutive effect of common stock equivalents in years with net income. Basic and diluted loss per share is the same due to the anti-dilutive nature of potential common stock equivalents. Amplerissimo had no common stock equivalents outstanding at December 31, 2012 or December 31, 2011. At December 31, 2012 and 2011, there were 5,000 weighted average number of shares outstanding and the loss per share, both basic and diluted, was $0.09 and $0.12, respectively.

RECENT ACCOUNTING PRONOUNCEMENTS

In February 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, to improve the transparency of reporting these reclassifications. Other comprehensive income includes gains and losses that are initially excluded from net income for an accounting period. Those gains and losses are later reclassified out of accumulated other comprehensive income into net income. The amendments in the ASU do not change the current requirements for reporting net income or other comprehensive income in financial statements. All of the information that this ASU requires already is required to be disclosed elsewhere in the financial statements under U.S. GAAP. The new amendments will require an organization to:

Present (either on the face of the statement where net income is presented or in the notes) the effects on the line items of net income of significant amounts reclassified out of accumulated other comprehensive income - but only if the item reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period; and

Cross-reference to other disclosures currently required under U.S. GAAP for other reclassification items (that are not required under U.S. GAAP) to be reclassified directly to net income in their entirety in the same reporting period. This would be the case when a portion of the amount reclassified out of accumulated other comprehensive income is initially transferred to a balance sheet account (e.g., inventory for pension-related amounts) instead of directly to income or expense.

The amendments apply to all public and private companies that report items of other comprehensive income. Public companies are required to comply with these amendments for all reporting periods (interim and annual). The amendments are effective for reporting periods beginning after December 15, 2012, for public companies. Early adoption is permitted. The adoption of ASU No. 2013-02 is not expected to have a material impact on our financial position or results of operations.

In January 2013, the FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarifies which instruments and transactions are subject to the offsetting disclosure requirements originally established by ASU 2011-11. The new ASU addresses preparer concerns that the scope of the disclosure requirements under ASU 2011-11 was overly broad and imposed unintended costs that were not commensurate with estimated benefits to financial statement users. In choosing to narrow the scope of the offsetting disclosures, the Board determined that it could make them more operable and cost effective for preparers while still giving financial statement users sufficient information to analyze the most significant presentation differences between financial statements prepared in accordance with U.S. GAAP and those prepared under IFRSs. Like ASU 2011-11, the amendments in this update will be effective for fiscal periods beginning on, or after January 1, 2013. The adoption of ASU 2013-01 is not expected to have a material impact on our financial position or results of operations.

In October 2012, the FASB issued Accounting Standards Update ASU 2012-04, “Technical Corrections and Improvements” in Accounting Standards Update No. 2012-04. The amendments in this update cover a wide range of Topics in the Accounting Standards Codification. These amendments include technical corrections and improvements to the Accounting Standards Codification and conforming amendments related to fair value measurements. The amendments in this update will be effective for fiscal periods beginning after December 15, 2012. The adoption of ASU 2012-04 is not expected to have a material impact on our financial position or results of operations.

In August 2012, the FASB issued ASU 2012-03, “Technical Amendments and Corrections to SEC Sections: Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin (SAB) No. 114, Technical Amendments Pursuant to SEC Release No. 33-9250, and Corrections Related to FASB Accounting Standards Update 2010-22 (SEC Update)” in Accounting Standards Update No. 2012-03. This update amends various SEC paragraphs pursuant to the issuance of SAB No. 114. The adoption of ASU 2012-03 is not expected to have a material impact on our financial position or results of operations.

In July 2012, the FASB issued ASU 2012-02, “Intangibles – Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment” in Accounting Standards Update No. 2012-02. This update amends ASU 2011-08, Intangibles – Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment and permits an entity first to assess qualitative factors to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired as a basis for determining whether it is necessary to perform the quantitative impairment test in accordance with Subtopic 350-30, Intangibles - Goodwill and Other - General Intangibles Other than Goodwill. The amendments are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted, including for annual and interim impairment tests performed as of a date before July 27, 2012, if a public entity’s financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance. The adoption of ASU 2012-02 has not had a material impact on our financial position or results of operations.

In December 2011, the FASB issued ASU 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05. This update defers the requirement to present items that are reclassified from accumulated other comprehensive income to net income in both the statement of income where net income is presented and the statement where other comprehensive income is presented. The adoption of ASU 2011-12 has not had a material impact on our financial position or results of operations.

In December 2011, the FASB issued ASU No. 2011-11 “Balance Sheet: Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). This Update requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. The amended guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Company is currently evaluating the impact, if any, that the adoption of this pronouncement may have on its results of operations or financial position.

NOTE 2 - GOING CONCERN

Amplerissimo’s financial statements have been prepared on a going concern basis, which contemplates the realization of assets and settlement of liabilities and commitments in the normal course of business for the foreseeable future. Since inception through December 31, 2012, the Company has accumulated losses aggregating to $4,588 and has insufficient working capital to meet operating needs for the next twelve months as of December 31, 2012, all of which raise substantial doubt about Amplerissimo’s ability to continue as a going concern.

NOTE 3 - COMMON STOCK

The Company has 5,000 shares of common stock outstanding with a nominal (par) value of €1, all of which were issued as founders’ shares. Upon issuance, the nominal value was charged to Additional Paid in Capital and had no effect on assets, liabilities or equity. The shares are owned 100% by Dimitrios Goulielmos.

During the years ended December 31, 2012 and 2011, our sole shareholder paid company expenses of $602 and $917, respectively.

NOTE 4 - INCOME TAXES

The Company is liable for taxes in the Republic of Cyprus whose standard corporate income tax rate is 10%.

The Company has tax losses which may be applied against future taxable income. The potential tax benefits arising from these loss carryforwards are offset by a valuation allowance due to the uncertainty of profitable operations in the future. The net operating loss carryforward was $4,133 and $4,588 at December 31, 2011 and 2012, respectively. The significant components of the deferred tax asset at December 31, 2011 and 2012, are as follows:

	December 31, 2011	December 31, 2012

Deferred tax asset	$413	$459
Valuation allowance	(413)	(459)
Net deferred tax asset	-	-

NOTE 5 - SUBSEQUENT EVENTS

On September 27, 2013 (the “Closing”), Prime Estates and Developments, Inc. a Nevada corporation (“Prime Estates and Developments, Inc.” or the “Registrant”), closed a reverse take-over transaction by which it acquired a private company whose principal activities are as follows:

•	Providing representation through provision of consulting services to various sectors, primarily communications and Hi-Tech industries
•	Provision of Remote Online Support

Pursuant to a Share Exchange Agreement (the “Exchange Agreement”) between the Registrant and Amplerissimo Ltd, a company incorporated in Cyprus (“Amplerissimo”), and Dimitrios Goulielmos, the, sole shareholder of Amplerissimo, the Registrant acquired 100% of Amplerissimo’s issued and outstanding common stock.

As a result of the reverse take-over transaction, Dimitrios Goulielmos, sole shareholder of Amplerissimo, became our controlling shareholder and Amplerissimo became our wholly-owned subsidiary, and we acquired the business and operations of Amplerissimo.

Under the Exchange Agreement, the Registrant completed the acquisition of all of the issued and outstanding shares of Amplerissimo through the issuance of 100,000,000 restricted shares of Common Stock to Dimitrios Goulielmos, sole shareholder of Amplerissimo. Immediately prior to the Exchange Agreement transaction, the Registrant had 25,585,532 shares of Common Stock issued and outstanding. Immediately after the issuance of the shares to Dimitrios Goulielmos, sole shareholder of Amplerissimo, the Registrant had 125,585,532 shares of Common Stock issued and outstanding.

In connection with the Exchange Transaction, Panagiotis Drakopoulos and Konstantinos Vassilopoulos, the Registrant’s executive officers immediately prior to the Exchange Transaction, resigned their current positions, and Dimitrios Goulielmos became our President and CEO, Panagiotis Drakopoulos became our CFO, and Konstantinos Vassilopoulos became our Secretary. Additionally, Panagiotis Drakopoulos and Konstantinos Vassilopoulos, who were also the Registrant’s directors immediately prior to the Exchange Transaction, remain on the Registrant’s board of directors, and Dimitrios Goulielmos was appointed to the Registrant’s board of directors, effective at Closing.

Subsequent events have been evaluated through the date the financial statements were issued.

Amplerissimo Ltd.
(A Development Stage Company)
Balance Sheets

	June 30, 2013	December 31, 2012
	(Unaudited)

ASSETS
Total current assets	-	-

TOTAL ASSETS	$-	$-

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Accounts payable and accrued expenses	$490,478	$1,403
Total current liabilities	490,478	1,403

TOTAL LIABILITIES	490,478	1,403

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, € 1 par value; 5,000 shares issued and outstanding at June 30, 2013 and December 31, 2012	$7,317	$7,317
Additional paid in capital	(1,475)	(2,878)
Unrealized foreign currency gains (losses)	1,986	(1,254)
Deficit accumulated during the development stage	(498,306)	(4,588)

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(490,478)	(1,403)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$-	$-

The accompanying notes are an integral part of these financial statements.

Amplerissimo Ltd.
(A Development Stage Company)
Statements of Operations
(Unaudited)

	Six Months Ended June 30,		Inception (December 8, 2007) to June 30,
	2013	2012	2013

OPERATING EXPENSES
General and administrative expenses	$493,718	$-	$498,306
Total operating expenses	493,718	-	498,306

Net income (loss) from operations	(493,718)	-	(498,306)

Net loss	(493,718)	-	(498,306)

OTHER COMPREHENSIVE INCOME (LOSS)
Unrealized foreign currency gains (losses)	3,240	(890)	2,934
Net comprehensive income (loss)	$(490,478)	$(890)	$(495,372)

Net income (loss) per share - basic and diluted	$(98.74)	$-
Weighted average number of shares outstanding	5,000	5,000

The accompanying notes are an integral part of these financial statements.

Amplerissimo Ltd.
(A Development Stage Company)
Statements of Stockholders’ Deficit
(Unaudited)

	Common Stock		Additional Paid In	Other Comprehensive	Deficit Accumulated During the Development	Total
	Shares	Par Value	Capital	Income	Stage	Equity

Inception, December 8, 2007	-	$-	$-	$-	$-	$-

Issue founder's shares	5,000	7,317	(7,317)			-
Foreign currency translation effect				(15)		(15)
Net loss, December 8 to December 31, 2007					(980)	(980)
Balance, December 31, 2007	5,000	7,317	(7,317)	(15)	(980)	(995)

Expenses paid by shareholders			995			995
Foreign currency translation effect				41		41
Net income					(994)	(994)
Balance, December 31, 2008	5,000	7,317	(6,322)	26	(1,974)	(953)

Expenses paid by shareholders			953			953
Foreign currency translation effect				(27)		(27)
Net loss					(945)	(945)
Balance, December 31, 2009	5,000	7,317	(5,369)	(1)	(2,919)	(972)

Amplerissimo Ltd.
(A Development Stage Company)
Statements of Stockholders’ Deficit
(Continued)

	Common Stock		Additional Paid In	Other Comprehensive	Deficit Accumulated During the Development	Total
	Shares	Par Value	Capital	Income	Stage	Equity

Expenses paid by shareholders			972			972
Net income					(602)	(602)
Balance, December 31, 2010	5,000	7,317	(4,397)	(1)	(3,521)	(602)

Expenses paid by shareholders			602			602
Foreign currency translation effect				(305)		(305)
Net loss					(612)	(612)
Balance, December 31, 2011	5,000	7,317	(3,795)	(306)	(4,133)	(917)

Expenses paid by shareholders			917			917
Foreign currency translation effect				(948)		(948)
Net loss					(455)	(455)
Balance, December 31, 2012	5,000	$7,317	$(2,878)	$(1,254)	$(4,588)	$(1,403)

Expenses paid by shareholders			1,403			1,403
Foreign currency translation effect				3,240		3,240
Net loss					(493,718)	(493,718)
Balance, June 30, 2013	5,000	$7,317	$(1,475)	$1,986	$(498,306)	$(490,478)

The accompanying notes are an integral part of these financial statements.

Amplerissimo Ltd.
(A Development Stage Company)
Statements of Cash Flows
(Unaudited)

	Six Months Ended June 30, 2013	Six Months Ended June 30, 2012	Inception (December 8, 2007) to June 30, 2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net income / (loss)	$(493,718)	$-	$(498,306)
Adjustments to reconcile net loss to net cash used in operating activities:
Change in operating assets and liabilities:
Accounts payable and accrued expenses	489,075	(27)	490,478

Net cash provided by / (used in) operations	(4,643)	(27)	(7,828)

CASH FLOWS FROM FINANCING ACTIVITIES
Expenses paid by shareholders	1,403	917	5,842
Net cash provided by/(used in) financing activities	1,403	917	5,842

Effect of foreign currency translation	3,240	(890)	1,986

Net change in cash and equivalents	-	-	-
Cash and equivalents, beginning of period	-	-	-
Cash and equivalents, end of period	$-	$-	$-

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for interest	$-	$-	$-
Cash paid for income taxes	-	-	-

The accompanying notes are an integral part of these financial statements.

Amplerissimo Ltd.
(A Development Stage Company)
Notes to the Unaudited Financial Statements
Six Months Ended June 30, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Amplerissimo Ltd. (the “Company”) was incorporated in Cyprus on December 8, 2007 as a private Ltd liability company under the Cyrus Companies Law, Cap. 113. Its registered office is at Krinon, 16, Limassol, 3110, Cyprus.

BASIS OF PRESENATATION

The Company follows accounting principles generally accepted in the United States of America. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the periods presented have been reflected herein.

REVENUE RECOGNITION

We consider revenue recognizable when persuasive evidence of an arrangement exists, the price is fixed or determinable, goods or services have been delivered, and collectability is reasonably assured. These criteria are assumed to have been met if a customer orders an item, the goods or services have been shipped or delivered to the customer, and we have sufficient evidence of collectability, such a payment history with the customer. Revenue that is billed and received in advance such as recurring weekly or monthly services are initially deferred and recognized as revenue over the period the services are provided.

Our records with our two customers to date have not been sufficient to satisfy all of the four requirements. The company is working with our customer to obtain the necessary documents to satisfy the first three criteria for all transactions as well as the collection criteria for transactions we have not yet collected cash on. Furthermore, the company is establishing protocols whereby future transactions will include all documents necessary to recognize revenue at the time we complete our obligations for our customers.

Amplerissimo plans to provide its customers with various types of services under a Master Service Agreement, meaning the Agreement with the Customer lists a menu of services we provide and the customer picks the service it wants. These services will include: data mining, statistical data analysis, research and analysis, negotiating services, credit risk analysis, credit management, conducting case studies, introduction services, e-commerce consulting, marketing management consulting, expansion strategies consulting, information systems consulting, and business management software consulting. The customer will then submit a purchase order for a particular service on the menu. We will agree with the customer on pricing and payment terms and we commence to provide the service to our customer. The price of the service will vary with the type of service requested, the length of time for which the service is requested or will be required and the degree of difficulty in providing the services. Some of the services will be provided directly by our President and some will be provided by third-parties which our President locates and sub contracts to provide the services.

Amplerissimo does not deal directly with the end user or the ultimate recipient of the service provided. We rely on our customers to find clients that need the services we provide. When our customers find clients that need our services they will outsource the services to us to perform. We provide these services in three different capacities: we will either administer the service on our own; we will subcontract different aspects of the service and complete the remainder of the service ourselves; or we will outsource the entire project to a vendor. When we perform a service to the client of our customer, our customer will verify that the service has been provided in full and we in turn will bill our customer. Our payment is not dependent on whether or not our customer can collect from his client. When we bill our customer they are required to pay us under the terms outlined in our master services agreement. In the event we outsourced the work to one of our vendors, after we confirm with our customer that the service has been received we are required to pay our vendors regardless of whether or not our customer will pay us.

USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. As of December 31, 2012 and June 30, 2013, there were no cash equivalents.

FINANCIAL INSTRUMENTS

Pursuant to ASC 820, Fair Value Measurements and Disclosures and ASC 825, Financial Instruments, an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 and 825 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 and 825 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1 - applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2 - applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3 - applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist principally of cash, and amounts due to related parties. Pursuant to ASC 820 and 825, the fair value of our cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. We believe that the recorded values of all of our other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

The following table presents assets and liabilities that are measured and recognized at fair value as of December 31, 2012 and 2011 on a recurring and non-recurring basis:

Description	Period	Level 1	Level 2	Level 3
	June 30, 2013	$-	$-	$-
	December 31, 2012	-	-	-

INCOME TAXES

The Company is liable for income taxes in the Republic of Cyprus. The standard income tax rate in Cyprus is 10% and tax losses are carried forward indefinitely subject to certain rules regarding change of ownership of a company. Therefore, we have calculated potential benefits of income tax losses, subject to the restrictions below.

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted ASC 740 “Accounting for Income Taxes” as of its inception. Pursuant to ASC 740, the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefits of net operating losses have not been recognized in this financial statement because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

BASIC AND DILUTED NET LOSS PER COMMON SHARE

Basic and diluted net loss per share calculations are calculated on the basis of the weighted average number of common shares outstanding during the year. The per share amounts include the dilutive effect of common stock equivalents in years with net income. Basic and diluted loss per share is the same due to the anti-dilutive nature of potential common stock equivalents. Amplerissimo had no common stock equivalents outstanding at June 30, 2013 and 2012. At June 30, 2013 and 2012 there were 5,000 weighted average number of shares outstanding and the gain or (loss) per share, both basic and diluted, was $(98.74) and $0.00, respectively.

RECENT ACCOUNTING PRONOUNCEMENTS

In February 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, to improve the transparency of reporting these reclassifications. Other comprehensive income includes gains and losses that are initially excluded from net income for an accounting period. Those gains and losses are later reclassified out of accumulated other comprehensive income into net income. The amendments in the ASU do not change the current requirements for reporting net income or other comprehensive income in financial statements. All of the information that this ASU requires already is required to be disclosed elsewhere in the financial statements under U.S. GAAP. The new amendments will require an organization to:

Present (either on the face of the statement where net income is presented or in the notes) the effects on the line items of net income of significant amounts reclassified out of accumulated other comprehensive income - but only if the item reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period; and

Cross-reference to other disclosures currently required under U.S. GAAP for other reclassification items (that are not required under U.S. GAAP) to be reclassified directly to net income in their entirety in the same reporting period. This would be the case when a portion of the amount reclassified out of accumulated other comprehensive income is initially transferred to a balance sheet account (e.g., inventory for pension-related amounts) instead of directly to income or expense.

The amendments apply to all public and private companies that report items of other comprehensive income. Public companies are required to comply with these amendments for all reporting periods (interim and annual). The amendments are effective for reporting periods beginning after December 15, 2012, for public companies. Early adoption is permitted. The adoption of ASU No. 2013-02 is not expected to have a material impact on our financial position or results of operations.

In January 2013, the FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarifies which instruments and transactions are subject to the offsetting disclosure requirements originally established by ASU 2011-11. The new ASU addresses preparer concerns that the scope of the disclosure requirements under ASU 2011-11 was overly broad and imposed unintended costs that were not commensurate with estimated benefits to financial statement users. In choosing to narrow the scope of the offsetting disclosures, the Board determined that it could make them more operable and cost effective for preparers while still giving financial statement users sufficient information to analyze the most significant presentation differences between financial statements prepared in accordance with U.S. GAAP and those prepared under IFRSs. Like ASU 2011-11, the amendments in this update will be effective for fiscal periods beginning on, or after January 1, 2013. The adoption of ASU 2013-01 is not expected to have a material impact on our financial position or results of operations.

In October 2012, the FASB issued Accounting Standards Update ASU 2012-04, “Technical Corrections and Improvements” in Accounting Standards Update No. 2012-04. The amendments in this update cover a wide range of Topics in the Accounting Standards Codification. These amendments include technical corrections and improvements to the Accounting Standards Codification and conforming amendments related to fair value measurements. The amendments in this update will be effective for fiscal periods beginning after December 15, 2012. The adoption of ASU 2012-04 is not expected to have a material impact on our financial position or results of operations.

In August 2012, the FASB issued ASU 2012-03, “Technical Amendments and Corrections to SEC Sections: Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin (SAB) No. 114, Technical Amendments Pursuant to SEC Release No. 33-9250, and Corrections Related to FASB Accounting Standards Update 2010-22 (SEC Update)” in Accounting Standards Update No. 2012-03. This update amends various SEC paragraphs pursuant to the issuance of SAB No. 114. The adoption of ASU 2012-03 is not expected to have a material impact on our financial position or results of operations.

In July 2012, the FASB issued ASU 2012-02, “Intangibles – Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment” in Accounting Standards Update No. 2012-02. This update amends ASU 2011-08, Intangibles – Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment and permits an entity first to assess qualitative factors to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired as a basis for determining whether it is necessary to perform the quantitative impairment test in accordance with Subtopic 350-30, Intangibles - Goodwill and Other - General Intangibles Other than Goodwill. The amendments are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted, including for annual and interim impairment tests performed as of a date before July 27, 2012, if a public entity’s financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance. The adoption of ASU 2012-02 has not had a material impact on our financial position or results of operations.

In December 2011, the FASB issued ASU 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05. This update defers the requirement to present items that are reclassified from accumulated other comprehensive income to net income in both the statement of income where net income is presented and the statement where other comprehensive income is presented. The adoption of ASU 2011-12 has not had a material impact on our financial position or results of operations.

In December 2011, the FASB issued ASU No. 2011-11 “Balance Sheet: Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). This Update requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. The amended guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Company is currently evaluating the impact, if any, that the adoption of this pronouncement may have on its results of operations or financial position.

NOTE 2 - GOING CONCERN

Amplerissimo’s financial statements have been prepared on a going concern basis, which contemplates the realization of assets and settlement of liabilities and commitments in the normal course of business for the foreseeable future. Since inception through June 30, 2013, the Company has accumulated losses aggregating to $498,306 and has insufficient working capital to meet operating needs for the next twelve months as of June 30, 2013, all of which raise substantial doubt about Amplerissimo’s ability to continue as a going concern.

NOTE 3 - COMMON STOCK

The Company has 5,000 shares of common stock outstanding with a nominal (par) value of €1, all of which were issued as founders’ shares. Upon issuance, the nominal value was charged to Additional Paid in Capital and had no effect on assets, liabilities or equity. The shares are owned 100% by Dimitrios Goulielmos.

During the six months ended June 30, 2013, our sole shareholder paid $1,403 in expenses.

NOTE 4 - INCOME TAXES

The Company is liable for taxes in the Republic of Cyprus whose standard corporate income tax rate is 10%.

The Company has tax losses which may be applied against future taxable income. The potential tax benefits arising from these loss carryforwards expire beginning in 2025 and are offset by a valuation allowance due to the uncertainty of profitable operations in the future. The net operating loss carryforward was $498,306 and $4,588 at June 30, 2013 and December 31, 2012, respectively. The significant components of the deferred tax asset at June 30, 2013 and December 31, 2012 are as follows:

	June 30, 2013	December 31, 2012
	(Unaudited)

Deferred tax asset	$49,831	$459
Valuation allowance	(49,831)	(459)
Net deferred tax asset	-	-

NOTE 5 - SUBSEQUENT EVENTS

On September 27, 2013 (the “Closing”), Prime Estates and Developments, Inc. a Nevada corporation (“Prime Estates and Developments, Inc.” or the “Registrant”), closed a reverse take-over transaction by which it acquired a private company whose principal activities are as follows:

•	Providing representation through provision of consulting services to various sectors, primarily communications and Hi-Tech industries
•	Provision of Remote Online Support

Pursuant to a Share Exchange Agreement (the “Exchange Agreement”) between the Registrant and Amplerissimo Ltd, a company incorporated in Cyprus (“Amplerissimo”), and Dimitrios Goulielmos, the, sole shareholder of Amplerissimo, the Registrant acquired 100% of Amplerissimo’s issued and outstanding common stock.

As a result of the reverse take-over transaction, Dimitrios Goulielmos, sole shareholder of Amplerissimo, became our controlling shareholder and Amplerissimo became our wholly-owned subsidiary, and we acquired the business and operations of Amplerissimo.

Under the Exchange Agreement, the Registrant completed the acquisition of all of the issued and outstanding shares of Amplerissimo through the issuance of 100,000,000 restricted shares of Common Stock to Dimitrios Goulielmos, sole shareholder of Amplerissimo. Immediately prior to the Exchange Agreement transaction, the Registrant had 25,585,532 shares of Common Stock issued and outstanding. Immediately after the issuance of the shares to Dimitrios Goulielmos, sole shareholder of Amplerissimo, the Registrant had 125,585,532 shares of Common Stock issued and outstanding.

In connection with the Exchange Transaction, Panagiotis Drakopoulos and Konstantinos Vassilopoulos, the Registrant’s executive officers immediately prior to the Exchange Transaction, resigned their current positions, and Dimitrios Goulielmos became our President and CEO, Panagiotis Drakopoulos became our CFO, and Konstantinos Vassilopoulos became our Secretary. Additionally, Panagiotis Drakopoulos and Konstantinos Vassilopoulos, who were also the Registrant’s directors immediately prior to the Exchange Transaction, remain on the Registrant’s board of directors, and Dimitrios Goulielmos was appointed to the Registrant’s board of directors, effective at Closing.

Subsequent events have been evaluated through the date the financial statements were issued.